31May 2007

Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2

External ID:  9403350N3

______________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2.

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for purposes of the 2000 ISDA Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning specified in the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "PSA"), among the depositor, DLJ Mortgage Capital, as seller, SPS, as servicer, OfficeTiger Global Real Estate Services Inc., as loan performance adviser, and Wells Fargo Bank, N.A., as the trustee (the "PSA").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement, dated as of May 31, 2007 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

For any Payment Date, the Notional Amount will be determined based on the following:

1.

if the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date after giving effect to distributions on such Distribution Date (or for the Closing Date with respect to the first Payment Date) divided by the Payment Factor is greater than the Lower Bound as set forth in the Additional Terms for such Payment Date and less than the Upper Bound as set forth in the Additional Terms for such Payment Date, the Notional Amount will equal such Aggregate Certificate Balance of the Class A Certificates and Class M Certificates divided by the Payment Factor.

2.

if the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date after giving effect to distributions on such Distribution Date (or for the Closing Date with respect to the first Payment Date) divided by the Payment Factor is less than or equal to the Lower Bound as set forth in the Additional Terms for such Payment Date, the Notional Amount will equal such Lower Bound.

3.

if the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date after giving effect to distributions on such Distribution Date (or for the Closing Date with respect to the first Payment Date) divided by the Payment Factor is greater than or equal to the Upper Bound as set forth in the Additional Terms for such Payment Date, the Notional Amount will equal such Upper Bound.

Trade Date:

29 May 2007

Effective Date:

31 May 2007

Termination Date:

25 May 2012

Fixed Amounts :

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 June 2007, and ending on the Termination Date, inclusive, in each case with No Adjustment.

Fixed Rate Payer

Payment Dates:

One Business Day prior to each Fixed Rate Period End Date.

Initial Fixed Rate Payer

Calculation Period:

From and including 31 May 2007 up to but excluding 25 June  2007.

Fixed Rate:

5.058%

Fixed Rate

Day Count Fraction:

30/360

Fixed Rate Payment

Calculation:

The amount calculated pursuant to Section 5.1(b)

of the 2000 ISDA Definitions as the Fixed

Amount shall be multiplied by the Payment Factor

and the resulting product shall be the actual Fixed

Amount for the respective Calculation Period.

Payment Factor:

100

Floating Amounts:

Floating Rate Payer:

CSIN

Floating Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 June 2007, and ending on the Termination Date, inclusive, in each case subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

One Business Day prior to each Floating Rate Period End Date.

Initial Floating Rate Payer

Calculation Period:

From and including 31 May 2007 up to but excluding 25 June 2007, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Rate Determination Date:

  Two (2) London Banking Days prior to Reset Date

Floating Rate Payment

Calculation:

  The amount calculated pursuant to Section 6.1(a) of the 2000 ISDA Definitions as the Floating Amount shall be multiplied by the Payment Factor and the resulting product shall be the actual Floating Amount for the respective Calculation Period.

Payment Factor:

100

Business Day:

New York, California, Utah, Delaware,

Minnesota, Texas

Calculation Agent:

CSIN

3.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

Wells Fargo Bank, N.A.

 ABA: 121000248

 Account Name: SAS Clearing

 Account Number: 3970771416

 FFC: 53156001, ABSC AMQ 2007-HE2 Interest Rate Swap Account

4.

Calculation of Market Quotation or Loss following a designation of an Early Termination   Date:

Upon designation of an Early Termination Date with respect to this Transaction, the relevant party in calculating the Market Quotation or Loss, as appropriate, for this Transaction shall take into account the anticipated amortization of the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates for all Calculation Periods that would otherwise have ended on Payment Dates that would otherwise have fallen after such Early Termination Date.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Calculation Period up to but excluding the Period End Date scheduled to occur on:	Lower Bound	Upper Bound
6/25/2007	3,186,500.00	3,186,500.00
7/25/2007	3,128,566.38	3,152,902.73
8/25/2007	3,060,049.71	3,115,171.16
9/25/2007	2,981,153.92	3,073,388.61
10/25/2007	2,892,180.52	3,027,647.90
11/25/2007	2,793,573.31	2,978,069.84
12/25/2007	2,686,006.87	2,924,770.34
1/25/2008	2,572,645.39	2,867,885.76
2/25/2008	2,455,576.47	2,807,571.40
3/25/2008	2,341,556.39	2,743,996.74
4/25/2008	2,232,546.00	2,677,356.76
5/25/2008	2,128,325.24	2,607,838.76
6/25/2008	2,028,683.77	2,535,651.77
7/25/2008	1,933,420.44	2,461,017.91
8/25/2008	1,842,342.96	2,384,234.24
9/25/2008	1,755,267.47	2,305,694.46
10/25/2008	1,672,018.19	2,228,528.60
11/25/2008	1,592,277.72	2,153,788.34
12/25/2008	1,515,992.53	2,081,397.39
1/25/2009	1,441,168.41	2,010,802.79
2/25/2009	1,366,487.60	1,941,918.96
3/25/2009	1,224,241.30	1,850,553.89
4/25/2009	1,076,157.72	1,756,319.06
5/25/2009	947,487.26	1,667,077.67
6/25/2009	836,307.58	1,582,543.67
7/25/2009	771,735.61	1,502,755.74
8/25/2009	722,820.53	1,427,469.24
9/25/2009	676,617.36	1,371,566.09
10/25/2009	632,964.10	1,322,455.83
11/25/2009	591,712.78	1,274,904.32
12/25/2009	591,712.78	1,228,886.47
1/25/2010	587,915.77	1,175,679.34
2/25/2010	559,852.82	1,122,524.41
3/25/2010	341,694.45	648,957.01
4/25/2010	268,840.63	488,602.63
5/25/2010	256,360.85	461,934.88
6/25/2010	244,476.18	436,589.10
7/25/2010	233,157.43	412,639.09
8/25/2010	222,377.21	390,269.11
9/25/2010	212,111.21	372,455.18
10/25/2010	202,331.99	356,567.79
11/25/2010	192,768.34	340,416.65
12/25/2010	183,791.09	325,172.79
1/25/2011	173,962.22	306,370.94
2/25/2011	162,333.32	280,855.95
3/25/2011	125,002.29	171,599.83
4/25/2011	108,912.51	127,243.17
5/25/2011	104,577.08	119,545.57
6/25/2011	100,408.66	112,069.87
7/25/2011	96,401.16	104,809.73
8/25/2011	92,548.66	97,758.96
9/25/2011	88,845.43	90,911.54
10/25/2011	85,286.01	85,286.01
11/25/2011	81,865.09	81,865.09
12/25/2011	77,735.06	77,735.06
1/25/2012	73,766.96	73,766.96
2/25/2012	69,964.40	69,964.40
3/25/2012	66,320.54	66,320.54
4/25/2012	62,822.25	62,822.25
5/25/2012	59,470.95	59,470.95

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse International

By: /s/ Kamel Ouchikh

Name: Kamel Ouchikh

Title: Authorized Signatory

Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2

By: /s/ Sandra Whalen

Name: Sandra Whalen

Title: Vice President

Our Reference No: External ID: 9403350N3 / Risk ID: 571500042